EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Philip  R.  McLoughlin,   Chairman  of  Phoenix  Investment  Trust  97  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 4, 2003                       /s/PHILIP R. MCLOUGHLIN
     -----------------------                 -----------------------------------
                                             Philip R. McLoughlin, Chairman
                                             (principal executive officer)


I,  Nancy  G.   Curtiss,   Treasurer  of  Phoenix   Investment   Trust  97  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 4, 2003                       /s/NANCY G. CURTISS
     -----------------------                 -----------------------------------
                                             Nancy G. Curtiss, Treasurer
                                             (principal financial officer)